                                                Exhibit 99.2
LIONS GATE ENTERTAINMENT CORP.
FORWARD-LOOKING STATEMENTS

This discussion includes statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements can be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “potential,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “forecasts,” “may,” “will,” “could,” “would” or “should” or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts. They appear in a number of places herein and include statements regarding our intentions, beliefs or current expectations concerning, among other things, our results of operations, financial condition, liquidity, prospects, growth, strategies and the industry in which we operate, including statements regarding our restructuring plan and expected charges and timing.

By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. We believe that these risks and uncertainties include, but are not limited to, those discussed under Part I, Item 1A. “Risk Factors” found in our Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on May 25, 2023, as amended on July 20, 2023 (the “Form 10-K”), and as updated in our Quarterly Report on Form 10-Q filed with the SEC on February 8, 2024 (the “Form 10-Q”), which risk factors are incorporated herein by reference. These risk factors should not be construed as exhaustive and should be read with the other cautionary statements and information such filings.

We caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially and adversely from those made in or suggested by the forward-looking statements contained herein as a result of various important factors, including, but not limited to: changes in our business strategy including the potential spin-off our studio business; possible delays in closing, or the inability to close the proposed business combination with Screaming Eagle Acquisition Corp. pursuant to the terms of the Business Combination Agreement entered into on December 22, 2023; the substantial investment of capital required to produce and market films and television series; budget overruns; limitations imposed by our credit facilities and notes; unpredictability of the commercial success of our motion pictures and television programming; risks related to acquisition and integration of acquired businesses; the effects of dispositions of businesses or assets, including individual films or libraries; the cost of defending our intellectual property; technological changes and other trends affecting the entertainment industry; potential adverse reactions or changes to business or employee relationships; the impact of global pandemics on our business; weakness in the global economy and financial markets, including a recession and future bank failures; wars, terrorism and multiple international conflicts that could cause significant economic disruption and political and social instability; labor disruption or strikes; and the other risks and uncertainties discussed under Part I, Item 1A. “Risk Factors” found in the Form 10-K and the Form 10-Q, which risk factors are incorporated herein by reference. In addition, even if our results of operations, financial condition and liquidity, and the development of the industry in which we operate are consistent with the forward-looking statements contained herein, those results or developments may not be indicative of results or developments in subsequent periods.

Any forward-looking statements speak only as of the date of such statement, and we undertake no obligation to update such statements. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data.

LIONS GATE ENTERTAINMENT CORP.
USE OF NON-GAAP FINANCIAL MEASURES

The following important financial measures utilized by Lions Gate Entertainment Corp. (the "Company," "we," "us" or "our") are not financial measures defined by generally accepted accounting principles ("GAAP"). The Company uses non-GAAP financial measures, among other measures, to evaluate the operating performance of our business. These non-GAAP financial measures are in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with United States GAAP.

Adjusted OIBDA: Adjusted OIBDA is defined as operating income (loss) before adjusted depreciation and amortization ("OIBDA"), adjusted for adjusted share-based compensation ("adjusted SBC"), purchase accounting and related adjustments, restructuring and other costs, certain charges (benefits) related to the COVID-19 global pandemic, certain programming and content charges as a result of management changes and/or changes in strategy, and unusual gains or losses (such as goodwill and intangible asset impairment and charges related to Russia's invasion of Ukraine), when applicable.
•Adjusted depreciation and amortization represents depreciation and amortization as presented on our consolidated statement of operations, less the depreciation and amortization related to the amortization of purchase accounting and related adjustments associated with recent acquisitions. Accordingly, the full impact of the purchase accounting is included in the adjustment for "purchase accounting and related adjustments", described below.
•Adjusted share-based compensation represents share-based compensation excluding the impact of the acceleration of certain vesting schedules for equity awards pursuant to certain severance arrangements, which are included in restructuring and other expenses, when applicable.
•Restructuring and other includes restructuring and severance costs, certain transaction and other costs, and certain unusual items, when applicable.
•COVID-19 related charges or benefits include incremental costs associated with the pausing and restarting of productions including paying/hiring certain cast and crew, maintaining idle facilities and equipment costs, and when applicable, certain motion picture and television impairments and development charges associated with changes in performance expectations or the feasibility of completing the project resulting from circumstances associated with the COVID-19 global pandemic, net of insurance recoveries, which are included in direct operating expense, when applicable. In addition, the costs include early or contractual marketing spends for film releases and events that have been canceled or delayed and will provide no economic benefit, which are included in distribution and marketing expense, when applicable.
•Programming and content charges include certain charges as a result of changes in management and/or changes in programming and content strategy, which are included in direct operating expenses, when applicable.
•Purchase accounting and related adjustments primarily represent the amortization of non-cash fair value adjustments to certain assets acquired in recent acquisitions. These adjustments include the accretion of the noncontrolling interest discount related to Pilgrim Media Group and 3 Arts Entertainment, the non-cash charge for the amortization of the recoupable portion of the purchase price and the expense associated with the noncontrolling equity interests in the distributable earnings related to 3 Arts Entertainment, all of which are accounted for as compensation and are included in general and administrative expense.

Adjusted OIBDA is calculated similar to how the Company defines segment profit and manages and evaluates its segment operations. Segment profit also excludes corporate general and administrative expense.

Total Segment Profit and Studio Business Segment Profit and Studio Business Adjusted OIBDA: We present the sum of our Motion Picture and Television Production segment profit as our "Studio Business" segment profit, and we define our Studio Business Adjusted OIBDA as Studio Business segment profit less corporate general and administrative expenses. Total segment profit and Studio Business segment profit and Studio Business Adjusted OIBDA, when presented outside of the segment information and reconciliations included in our consolidated financial statements, is considered a non-GAAP financial measure, and should be considered in addition to, not as a substitute for, or superior to, measures of financial performance prepared in accordance with United States GAAP. We use this non-GAAP measure, among other measures, to evaluate the aggregate operating performance of our business.
The Company believes the presentation of total segment profit and Studio Business segment profit is relevant and useful for investors because it allows investors to view total segment performance in a manner similar to the primary method used by the Company's management and enables them to understand the fundamental performance of the Company's businesses before non-operating items. Total segment profit and Studio Business segment profit is considered an important measure of the Company’s performance because it reflects the aggregate profit contribution from the Company's segments, both in total and for the Studio Business and represents a measure, consistent with our segment profit, that eliminates amounts that, in management’s opinion, do not necessarily reflect the fundamental performance of the Company’s businesses, are infrequent in occurrence, and in some cases are non-cash expenses. Not all companies calculate segment profit or total segment profit in the same manner, and segment profit and total segment profit as defined by the Company may not be comparable to similarly titled measures presented by other companies due to differences in the methods of calculation and excluded items.

Overall: These measures are non-GAAP financial measures as defined in Regulation G promulgated by the SEC and are in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with United States GAAP.

We use these non-GAAP measures, among other measures, to evaluate the operating performance of our business. We believe these measures provide useful information to investors regarding our results of operations and cash flows before non-operating items. Adjusted OIBDA is considered an important measure of the Company’s performance because this measure eliminates amounts that, in management’s opinion, do not necessarily reflect the fundamental performance of the Company’s businesses, are infrequent in occurrence, and in some cases are non-cash expenses.

These non-GAAP measures are commonly used in the entertainment industry and by financial analysts and others who follow the industry to measure operating performance. However, not all companies calculate these measures in the same manner and the measures as presented may not be comparable to similarly titled measures presented by other companies due to differences in the methods of calculation and excluded items.

A general limitation of these non-GAAP financial measures is that they are not prepared in accordance with U.S. generally accepted accounting principles. These measures should be reviewed in conjunction with the relevant GAAP financial measures and are not presented as alternative measures of operating income as determined in accordance with GAAP.

LIONS GATE ENTERTAINMENT CORP.
RECONCILIATION OF NON-GAAP FORWARD-LOOKING MEASURES
FOR THE FISCAL YEARS ENDING MARCH 31, 2024 AND MARCH 31, 2025
The following table sets forth Total Studio Business segment profit, Studio Business Adjusted OIBDA and Adjusted OIBDA forecasted for the fiscal years ended March 31, 2024 and 2025:

	Fiscal Year		Fiscal Year
	Ended		Ended
	March 31,		March 31,
	2024		2025
	Estimated		Estimated
	(Unaudited, amounts in millions)
Total Studio Business Segment Profit(1)	$445.0		$500.0
Corporate general and administrative expenses(2)	(125.0)		(130.0)
Studio Business Adjusted OIBDA(1)	$320.0	(4)	$370.0
Media Networks segment profit(3)	200.0	(5)	Not Provided
Intersegment eliminations	(100.0)		Not Provided
Adjusted OIBDA(1)	$420.0		Not Provided
_______________
(1)See "Use of Non-GAAP Financial Measures" above for the definition of Studio Business Segment Profit, Studio Business Adjusted OIBDA and Adjusted OIBDA and see below for the reconciliation to the most directly comparable GAAP financial measure.
(2)Corporate general and administrative expenses represent total Lionsgate corporate general and administrative expense, calculated in the manner as presented in our reconciliation of total segment profit to the Company’s income (loss) before income taxes included in our segment footnote disclosure. These amounts exclude share-based compensation expense and purchase accounting and related adjustments.
(3)Media Networks estimated segment profit amounts exclude corporate general and administrative expenses as described in footnote (2) above and do not include any incremental costs that could be incurred to operate as a stand-alone company.
(4)Represents consensus as of November 9, 2023 and is within the Studio Business guidance range of $300 million to $350 million as referenced in Exhibit 99.2 furnished with the Company's Current Report on Form 8-K filed with the SEC on January 5, 2024.
(5)Represents consensus as of November 9, 2023 and is within the Media Networks segment guidance range of $175 million to $225 million as referenced in Exhibit 99.2 furnished with the Company's Current Report on Form 8-K filed with the SEC on January 5, 2024.

LIONS GATE ENTERTAINMENT CORP.
RECONCILIATION OF NON-GAAP FORWARD-LOOKING MEASURES
FOR THE FISCAL YEARS ENDING MARCH 31, 2024 AND MARCH 31, 2025
The following table reconciles the GAAP measure, operating income (loss) to the non-GAAP, forward looking projected measure, Adjusted OIBDA forecasted for the fiscal years ending March 31, 2024 and March 31, 2025:

	Fiscal Year	Fiscal Year
	Ended	Ended
	March 31,	March 31,
	2024	2025
	Estimated	Estimated
(Unaudited, amounts in millions)
Operating income (loss)	NRE	NRE
Goodwill and intangible asset impairment	663.9	NRE
Adjusted depreciation and amortization	41.0	NRE
Restructuring and other(1)	NRE	NRE
COVID-19 related charges (benefit)(2)	NRE	NRE
Programming and content charges(3)	NRE	NRE
Adjusted share-based compensation expense(4)	NRE	NRE
Purchase accounting and related adjustments(5)	NRE	NRE
Adjusted OIBDA	$420.0	Not Provided
_______________
NRE: Individual items are not reasonably estimated due to the nature of the items.
(1)Restructuring and other is intended by its very nature for unusual items and thus not reasonably estimable. We’ve had restructuring and other charges in the past, which have included severance charges, and transaction, integration costs and legal costs associated with certain strategic transactions, restructuring activities and legal matters.
(2)COVID-19 related charges (benefit) are not predictable due to the nature of the COVID-19 pandemic. However, the charges we are incurring have been diminishing, and insurance recovery exceeded the charges in fiscal 2023. Given the unpredictability of these charges and the insurance recovery, we are unable to provide a reliable estimate.
(3)Programming and content charges include certain charges as a result of changes in management and/or changes in programming and content strategy, which are included in direct operating expenses, when applicable. Due to these costs being associated with unusual events, we are unable to provide a reliable estimate of these costs, if any, to be incurred in the future.
(4)Forecasting the future market price of the Company’s common shares is inherently difficult, which impacts share-based compensation and accordingly, we are unable to reliably estimate these amounts.
(5)Purchase accounting and related adjustments primarily represent the amortization of non-cash fair value adjustments to certain assets acquired in recent acquisitions. These amounts may vary significantly depending on the level of future acquisitions, and thus we are unable to provide a reliable estimate.

LIONS GATE ENTERTAINMENT CORP.
RECONCILIATION OF NON-GAAP FORWARD-LOOKING MEASURES
FOR THE FISCAL YEARS ENDING MARCH 31, 2024 AND MARCH 31, 2025
The following table reconciles the GAAP measure, operating income (loss) to the non-GAAP, forward looking projected measure, Adjusted OIBDA forecasted for the estimated initial 12 month run-rate of eOne post the completion of the eOne integration into Lionsgate and realization of transaction synergies:

Estimated
Initial 12 Month
Run-Rate of eOne
Adjusted OIBDA
(Unaudited amounts in millions)
Operating income (loss)	NRE
Adjusted depreciation and amortization	NRE
Restructuring and other(1)	NRE
Adjusted share-based compensation expense(2)	NRE
Purchase accounting and related adjustments(3)	NRE
Adjusted OIBDA	$60.0	(4)
_______________
NRE: Individual items are not reasonably estimated due to the nature of the items.
Note: Certain reconciling items included in the Lionsgate reconciliation table are excluded from the eOne reconciliation table as they are not currently expected to occur.
(1)Restructuring and other is intended by its very nature for unusual items and thus not reasonably estimable. We’ve had restructuring and other charges in the past, which have included severance charges, and transaction, integration costs and legal costs associated with certain strategic transactions, restructuring activities and legal matters.
(2)Forecasting the future market price of the Company’s common shares is inherently difficult, which impacts share-based compensation and accordingly, we are unable to reliably estimate these amounts.
(3)Purchase accounting and related adjustments primarily represent the amortization of non-cash fair value adjustments to certain intangible assets.
(4)Illustrative initial 12 month run-rate post-synergies and integration adjusted OIBDA expected with the eOne acquisition. For clarity, this amount is not meant to be the fiscal 2025 forecast or guidance, and this amount excludes the impact of the application of purchase accounting to the film cost and related amortization, as described in footnote (3) above.

LIONS GATE ENTERTAINMENT CORP.
RECONCILIATION OF NON-GAAP FORWARD-LOOKING MEASURES
FOR THE FISCAL YEARS ENDING MARCH 31, 2024 AND MARCH 31, 2025

The Company presents net corporate debt as a non-GAAP measure which reflects the gross corporate debt balances net of cash:

	Studio Business	Studio Business Before Debt Paydown(2)	Consolidated Lionsgate
	As of	As of	As of
	March 31,	March 31,	March 31,
	2024	2024	2024
	Estimated	Estimated	Estimated
	(Unaudited amounts in millions)
Estimated outstanding corporate indebtedness(1)	$1,531.0	$1,848.0	$2,648.0
Less: estimated cash	(100.0)	(100.0)	(200.0)
Estimated net corporate debt	$1,431.0	$1,748.0	$2,448.0
_______________
(1)Amounts for Studio Business reflect amounts under the expected intercompany debt agreement.
(2)Reflects the estimated outstanding corporate intercompany indebtedness prior to use of proceeds to pay down debt balances by $317 million.

Safe Harbor Statement

The preceding forward-looking projections over the fiscal years ending March 31, 2024 and March 31, 2025 represent a forward-looking statement and projection based on expectations, assumptions and estimates that the Company believes are reasonable given its assessment of historical trends and other information reasonably available as of February 8, 2024. Forward-looking statements can often be identified by words such as “expect” and “anticipate”. The amounts consist of projections only, and are subject to a wide range of known and unknown business risks and uncertainties, including those, described in the Company’s Securities and Exchange and Commission (“SEC”) filings referred to below, many of which are beyond the Company’s control. Forward-looking statements such as those contained above should not be regarded as representations by the Company that the projected results will be achieved. Projections and estimates are necessarily speculative in nature and actual results may vary materially from the outlook the Company provides today. The Company undertakes no obligation to publicly update or revise any forward-looking statements, including the forecasts set forth herein, except as required by law.

The forecast set forth above should be read together with the Company’s Annual Report on Form 10-K for the year ended March 31, 2023 including the risks identified under “Item 1A. Risk Factors” and the Company’s other SEC filings.